SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2,1999
                                                         (March 23,1999)



                          Ames Department Stores, Inc.
               (Exact Name of Registrant As Specified In Charter)



                                    Delaware
                 (State Or Other Jurisdiction Of Incorporation)



         1-5380                                            04-2269444
(Commission File Number)                       (IRS Employer Identification No.)



2418 Main Street; Rocky Hill, Connecticut                    06067-2598
(Address Of Principal Executive Offices)                     (Zip Code)



                                 (860) 257-2000
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name Or Former Address, If Changed Since Last Report)

Item 5:       OTHER EVENTS

                         Ames Department Stores, Inc. (the "Company")  announced
                  on April 1, 1999 that it had entered into an employment agreement with Denis T. Lemire, effective March 23, 1999, to retain his services as the Company's Executive Vice President and Chief Operating Officer. That agreement supercedes in its entirety the prior Employment Agreement dated as of August 1, 1996. A copy of the employment agreement dated as of March 23, 1999 is attached as Exhibit 10 and is incorporated by reference herein.


Item 7:       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              Exhibit:  10            Employment Agreement dated as of March 23,
                                      1999  between   Ames   Department  Stores,
                                      Inc. and Denis T. Lemire.

                                INDEX TO EXHIBITS






Exhibit No.                Exhibit                                   Page No.

     10    Employment Agreement dated as of March 23, 1999 between      5
           Ames Department Stores, Inc. and Denis T. Lemire

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             AMES DEPARTMENT STORES, INC.
                                                      Registrant




Dated:     April 1, 1999               By:         /s/ Joseph R. Ettore
                                                   --------------------
                                                   Joseph R. Ettore
                                                   President, Director,
                                                   and Chief Executive Officer


Dated:     April 1, 1999               By:         /s/ Rolando de Aguiar
                                                   ---------------------
                                                   Rolando de Aguiar
                                                   Executive Vice President,
                                                   Chief Financial and
                                                   Administrative Officer

                                                                     Exhibit 10


                              EMPLOYMENT AGREEMENT


                  Agreement, dated as of March 23, 1999, between AMES DEPARTMENT STORES, INC., a Delaware corporation (the "Company"), and DENIS LEMIRE, residing at 50 Greenswood Place, South Glastonbury, Connecticut 06073 (the "Executive").

                              W I T N E S S E T H :

                  WHEREAS, the Company is engaged in the business of operating self-service retail discount department stores (the "Business"); and
                  WHEREAS, the Company desires to retain the services of the Executive in the capacities of Executive Vice President and Chief Operating Officer of the Company, and the Executive desires to provide such services in such capacities to the Company, on the terms and subject to the conditions set forth in this Agreement;
                  WHEREAS, the Company and Executive have heretofore entered into a certain Employment Agreement, dated as of August 1, 1996 (the "Old Agreement"), and the parties hereto intend that the Old Agreement will be superceded by this Agreement.
                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows: 1. Employment and Term. The Company hereby employs the Executive, and the Executive hereby accepts employment by the Company, in the capacities and on the terms and subject to the conditions set forth herein, for the period commencing on March 23, 1999 and ending on May 31, 2003, unless terminated earlier as provided herein (the "Term of Employment"). 2. Duties. During the Term of Employment, the Executive shall serve as the Company's Executive Vice President and Chief Operating Officer. As such officer, the Executive shall report to the Company's President and Chief Executive Officer and shall have such powers, duties and responsibilities with respect to the business of the Company as are customary to his offices and positions or as the President and Chief Executive Officer or the Board of Directors of the Company may reasonably request consistent therewith.
                  The Executive shall serve the Company faithfully and to the best of his ability in such capacities, devoting substantially all of his business time, attention, knowledge, energy and skills to such employment.
                  The Executive shall reside during the business week and be based at the Company's offices in Rocky Hill, Connecticut or in the same geographic region, but the Executive shall travel as reasonably required in connection with the performance of his duties hereunder. If elected, the Executive also shall serve during any part of the Term of Employment as any other officer of the Company or as an officer or director of any of the
Company's subsidiaries without any additional compensation other than as specified in this Agreement. 3. Compensation and Benefits. As full and complete compensation to the Executive for his execution and delivery of this Agreement and performance of the services required hereunder, the Company shall pay, grant or provide the Executive, and the Executive agrees to accept, the following salary and other compensation and benefits (all such amounts to be calculated in United States dollars): (a) a base salary, payable in accordance with the Company's standard payroll practices for senior executive officers, of (i) $500,000 for the period from March 23, 1999 through and including March 31, 2002 and (ii) $600,000 for the period from April 1, 2002 through and including May 31, 2003 (with respect to each period, the "Base Salary" for such period); (b) an annual bonus, payable with respect to each full fiscal year of the Company during the Term of Employment, or pro rata portion thereof, in each case based upon the performance of the Company for each applicable full fiscal year of the Company and otherwise in accordance with the Company's Annual Incentive
Compensation Plan, in effect from time to time, up to 50% of Executive's Base Salary for each such fiscal year; (c) a one-time, lump-sum cash payment of $100,000, which shall be payable at the end of the Term of Employment, unless, prior to such date, the Executive terminates his employment other than for Good Reason or his employment is terminated by the Company for Cause, in which case no payments will be made pursuant to this paragraph (c); (d) an option (the "Option") to acquire 100,000 shares (the "Option Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock"), of which 25% shall be exercisable on March 31 of each year of the Term of Employment, commencing on March 31, 2000, at a price per share equal to the closing price on the NASDAQ-National Market System on the date hereof; (e) the right to participate in any savings and stock option plans or programs and in any medical, dental, disability, retirement, insurance, savings, vacation, holiday, paid sick leave or other plans as in effect from time to time generally available for the benefit of the Company's senior executive officers; (f) the right to participate in any long-term incentive program as in effect from time to time and generally available for the benefit of senior executive officers implemented by the Company or any of its subsidiaries; (g) an annual automobile allowance in an amount and payable in accordance with the policies and procedures of the Company as in effect from time to time for senior executive officers, but not less than $15,200 per year; (h) prompt reimbursement for all reasonable business-related expenses incurred by the Executive, in accordance with the policies and procedures of the Company as in effect from time to time for senior executive officers; (i) three (3) weeks paid vacation per year in accordance with the policies and procedures of the Company as in effect from time to time for senior executive officers; and (j) life insurance underwritten by the Company's present insurer (or another insurer reasonably acceptable to the Company and the Executive) in the face amount of the Executive's base salary then in effect; provided that the Executive shall assist the Company in procuring such insurance by submitting to reasonable medical examinations and by filling out, executing and delivering such applications and other instruments in writing as may reasonably be required by any insurer to which the Company may apply. 4. Termination. (a) Permanent Disability. During the Term of Employment hereunder, the Company shall maintain a disability insurance policy which shall pay to the Executive 60% of his Base Salary during any period of disability up to Executive's age 65; provided that the Executive shall assist the Company in procuring such insurance by submitting to reasonable medical examinations and by filling out, executing and delivering such applications and other instruments in writing as may be reasonably be required by any insurer to which the Company may apply; and provided, further, that the Executive shall be insurable at standard rates. In the event of the permanent disability (as hereinafter defined) of the Executive during the Term of Employment, the Company shall have the right, upon written notice to the Executive, to terminate the Executive's employment hereunder, effective upon the giving of such notice (or such later date as shall be specified in such notice). Upon such termination, the Company shall have no further obligations hereunder, except to pay the Executive any amounts or provide the Executive any benefits to which the Executive may otherwise have been entitled under the Company's permanent disability insurance referred to above, and the Executive shall continue to have the obligations provided for in Sections 6 and 7. For purposes of this paragraph, "permanent disability" means any disability as defined under the Company's disability insurance policy referred to Section 3(e). (b) Death. In the event of the death of the Executive during the Term of Employment, this Agreement shall automatically terminate and the Company shall have no further obligations hereunder, except to pay the Executive's beneficiary or legal representative any amounts or provide any benefits to which the Executive may otherwise have been entitled prorated to the date of death. (c) Cause. The Company shall have the right, upon written notice to the Executive, to terminate the Executive's employment under this Agreement for Cause (as hereinafter defined), effective upon the giving of such notice (or such later date as shall be specified in such notice), and the Company shall have no further obligations hereunder, except to pay the Executive any amounts or provide the Executive any benefits to which the Executive may otherwise have been entitled prorated to the effective date of termination.
                  For purposes of this Agreement, "Cause" means:
(i) fraud or embezzlement on the part of the Executive or material breach by the Executive of any of his obligations under this Agreement; (ii) Executive shall have committed any act of gross negligence in the performance of his duties or obligations hereunder or any material act of malfeasance, disloyalty, dishonesty or breach of trust against the Company; (iii) conviction of the Executive for any felony; (iv) a material breach of, or the willful failure or refusal by the Executive to perform and discharge, his duties, responsibilities or obligations under this Agreement (other than under Sections 6 and 7 hereof, which shall be governed by clause (i) above, and other than by reason of permanent disability or death) that is not corrected within 30 days of written notice thereof to the Executive by the Company, such notice to state with specificity the nature of the breach, failure or refusal; provided that if such breach, failure or refusal cannot reasonably be corrected within 30 days of written notice thereof, correction shall be commenced by the Executive within such period and may be corrected within a reasonable period thereafter; or (v) any substantiated, willful act by the Executive intended to result in substantial personal enrichment of the Executive at the expense of the Company or any of its affiliates or which has a material adverse impact on the business or reputation of the Company or any of its affiliates. (d) Without Cause. The Company shall have the right to terminate the Executive's employment under this Agreement without Cause and upon written notice, in which case the Executive's employment under this Agreement shall terminate on the date specified in such notice (except that the Executive shall continue to have the obligations provided for in Sections 6 and 7(a)) and the Company shall have no further obligations hereunder, except (i) to pay the Executive, promptly following such termination, an amount equal to (A) his Base Salary when it would otherwise be payable, (B) the annual bonus payable to the Executive under Section 3(b) prorated to the effective date of termination, and (C) payments provided for in Section 3(c) hereof, (ii) to cause the Option to vest in full as of the date of termination and to remain exercisable until the end of the option period set forth in the Option, and (iii) to maintain coverage of the Executive in the Company's medical plan for a period of one (1) year after the date of termination, as such plan is in effect during such period for the benefit of the Company's senior executive officers, in lieu of any other compensation, payment or other benefits to which the Executive may otherwise be entitled under this Agreement. There shall be no mitigation for any amounts payable by the Company pursuant to this Section 4(d).
(e) Good Reason. The Executive shall have the right to terminate his employment under this Agreement for Good Reason upon at least three months' prior written notice thereof to the Company given within 30 days of the first occurrence of any event constituting Good Reason, in which case the Executive's employment under this Agreement shall terminate on the date specified in such notice. In the event of any termination of employment by the Executive for Good Reason, the Executive shall have no further obligations under this Agreement other than the obligations provided for in Sections 6 and 8(a). The failure by the Executive to give such written notice in such 30-day period shall preclude the Executive from terminating his employment for Good Reason with respect to such occurrence. In the event of any termination of employment by the Executive for Good Reason, the Company shall have no further obligations hereunder, except (i) to pay the Executive, promptly following such termination, an amount equal to (A) his Base Salary when it would otherwise be payable for the balance of the Term of Employment and (B) the annual bonus payable to the Executive under Section 3(b) prorated to the effective date of termination, (ii) to cause the Option to vest in full as of the date of termination and to remain exercisable until the end of the option period set forth in the Option, and (iii) to maintain coverage of the Executive in the Company's medical plan for a period of one (1) year after the date of termination, as such plan is in effect during such period for the benefit of the Company's senior executive officers, in lieu of any other compensation, payment or other benefits to which the Executive may otherwise be entitled under this Agreement. There shall be no mitigation for any amounts payable by the Company pursuant to this Section 4(e). It is understood and agreed that, during the three-month period following the Executive's delivery of notice of termination for Good Reason to the Company, the Executive shall cooperate fully with the Company to effect the orderly transfer of the Executive's duties to another person or persons. Notwithstanding anything to the contrary contained herein, upon receipt of the Executive's notice of termination for Good Reason, the Company shall have the right to cause the Executive's termination to become effective prior to the end of the three-month period or the date specified in the notice therefor by giving at least two business days' notice thereof to the Executive; provided that the Company shall continue to pay the Executive's Base Salary until the end of the third month after such notice is given and such amount shall not be offset against any other amounts payable under this Section 4(e).
                  For purposes of this Agreement, "Good Reason" means the assignment to the Executive of any duties inconsistent in any material respect with the Executive's positions (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2 of this Agreement.
                  (f) Change in Control. The Executive shall be entitled to participate in the Company's Key Employee Continuity Plan (or any successor or replacement plan) and, upon a Change in Control of the Company (as defined therein), shall be entitled to the greatest of the benefits provided by (x) the Company's Key Employee Continuity Plan, (y) any such successor or replacement plan and (z) the benefits provided by this Agreement. 5. Resignation Upon Termination. Upon the termination of the Executive's employment hereunder for any reason the Executive agrees that he shall be deemed to have resigned from all offices and directorships held by him in the Company or any of its subsidiaries immediately. 6. Confidentiality; Ownership. (a) During the Term of Employment and thereafter, the Executive shall keep secret and retain in strictest confidence and not divulge disclose, discuss, copy or otherwise use or suffer to be used in any manner, except in connection with the Business of the Company and the businesses of any of its subsidiaries or affiliates, any Protected Information in any Unauthorized manner or for any Unauthorized purpose (as such terms are hereinafter defined).
                           (i)  "Protected  Information"  means  trade  secrets,
confidential or proprietary information and all supplier and customer lists, market research, databases, computer programs and software, operating procedures, knowledge of the organization, products (including prices, costs, sales or content), machinery, contracts, financial information or measures, business plans, details of consultant contracts, new personnel acquisition plans, business acquisition plans, business relationships and other information owned, developed or possessed by the Company or its subsidiaries or affiliates, except as required in the course of performing duties hereunder; provided that Protected Information shall not include information (a) that is considered by law, custom or otherwise to be generally known in the industry of the Company;
(b) developed by the Executive individually or jointly with others prior to the commencement of employment under Section 2; and (c) that becomes generally known to the public or the trade without violation of this Section 6.
                           (ii)  "Unauthorized"  means:  (A) in contravention of
the policies or procedures of the Company or any of its subsidiaries or affiliates;
(B) otherwise inconsistent with the measures taken by the Company or any of its subsidiaries or affiliates to protect their interests in any Protected Information; (C) in contravention of any lawful instruction or directive, either written or oral, of an employee of the Company or any of its subsidiaries or affiliates empowered to issue such instruction or directive; or (D) in contravention of any duty existing under law or contract. Notwithstanding anything to the contrary contained in this Section 6, the Executive may disclose any Protected Information to the extent required by court order or decree or by the rules and regulations of a governmental agency or as otherwise required by law; provided that the Executive shall provide the Company with prompt notice of such required disclosure in advance thereof so that the Company may seek an appropriate protective order in respect of such required disclosure. (b) The Executive acknowledges that all developments, including, without limitation, inventions, patentable or otherwise, discoveries, improvements, patents, trade secrets, designs, reports, computer software, flow charts and diagrams, procedures, data, documentation, ideas and writings and applications thereof relating to the Business or planned business of the Company or any of its subsidiaries or affiliates that, alone or jointly with others, the Executive may conceive, create, make, develop, reduce to practice or acquire during the Term of Employment (collectively, the "Developments") are works made for hire and shall remain the sole and exclusive property of the Company and the Executive hereby assigns to the Company all of his right, title and interest in and to all such Developments. The Executive shall promptly and fully disclose all future material Developments to the Board of Directors of the Company and, at any time upon request and at the expense of the Company, shall execute, acknowledge and deliver to the Company all instruments that the Company shall prepare, give evidence and take all other actions that are necessary or desirable in the reasonable opinion of the Company to enable the Company to file and prosecute applications for and to acquire, maintain and enforce all letters patent, trademark registrations or copyrights covering the Developments in all countries in which the same are deemed necessary by the Company. All memoranda, notes, lists, drawings, records, files, computer tapes, programs, software, source and programming narratives and other documentation (and all copies thereof) made or compiled by the Executive or made available to the Executive concerning the Developments or otherwise concerning the Business or planned business of the Company or any of its subsidiaries or affiliates shall be the property of the Company or such subsidiaries or affiliates and shall be delivered to the Company or such subsidiaries or affiliates promptly upon the expiration or termination of the Term of Employment. (c) The provisions of this Section 6 shall, without any limitation as to time, survive the expiration or termination of the Executive's employment hereunder, irrespective of the reason for any termination. 7. Covenant Not to Compete. Subject to the last sentence of this
Section 7 the Executive agrees that until May 31, 2003 the Executive shall not, directly or indirectly, without the prior written consent of the Company: (a) solicit, entice, persuade or induce any employee, consultant, agent or independent contractor of the Company or of any of its subsidiaries or affiliates to terminate his or her employment with the Company or such subsidiary or affiliate, to become employed by any person, firm or corporation other than the Company or such subsidiary or affiliate or approach any such employee, consultant, agent or independent contractor for any of the foregoing purposes, or authorize or assist in the taking of any such actions by any third party (for purposes of this Section 7(a), the terms "employee," "consultant," "agent" and "independent contractor" shall include any persons with such status at any time during the six months preceding any solicitation in question); or
(b) directly or indirectly engage, or participate, or make any financial investment in, or become employed by or render consulting, advisory or other services to or for any of the following business enterprises (or their respective successors-in-interest, including, without limitation, by change of name): K-Mart; Wal-Mart; Hills; Pamida; Target; and Bradlees; provided that nothing in this Section 7(b) shall be construed to preclude the Executive from making any investments in the securities of any such business enterprise to the extent that such enterprise's securities are actively traded on a national securities exchange or in the over-the-counter market in the United States or on any foreign securities exchange and represent, at the time of acquisition, not more than 3% of the aggregate voting power of such business enterprise.
                  Notwithstanding the foregoing, the Executive shall not be subject to the terms and provisions of paragraph (b) of this Section 7 in the case of a termination of employment of the Executive by the Company without Cause. 8. Specific Performance. The Executive acknowledges that the services to be rendered by the Executive are of a special, unique and extraordinary character and, in connection with such services, the Executive will have access to confidential information vital to the Company's Business and the businesses of its subsidiaries and affiliates. By reason of this, the Executive consents and agrees that if the Executive violates any of the provisions of Section 6 or 7 hereof, the Company and its subsidiaries and affiliates would sustain irreparable injury and that money damages will not provide adequate remedy to the Company and that the Company shall be entitled to have Section 6 or 7 specifically enforced by any court having equity jurisdiction. Nothing contained herein shall be construed as prohibiting the Company or any of its subsidiaries or affiliates from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from the Executive. 9. Indemnification. To the fullest extent permitted or required by the laws of the State of Delaware, the Company shall indemnify and hold harmless the Executive, in accordance with the terms of such laws, if the Executive is made a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the Executive is or was an officer or director of the Company or any subsidiary or affiliate of the Company, in which capacity the Executive is or was serving at the Company's request and in furtherance of the Company's best interests, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, which indemnification shall include the protection of the applicable indemnification provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of the Company from time to time in effect. 10. Deductions and Withholding; Expenses. The Executive agrees that the Company or its subsidiaries or affiliates, as applicable, shall withhold from any and all compensation paid to and required to be paid to the Executive pursuant to this Agreement, all Federal, state, local and/or other taxes which the Company determines are required to be withheld in accordance with applicable statutes or regulations from time to time in effect and all amounts required to be deducted in respect of the Executive's coverage under applicable employee benefit plans. For purposes of this Agreement and calculations hereunder, all such deductions and withholdings shall be deemed to have been paid to and received by the Executive. 11. Entire Agreement. This Agreement embodies the entire agreement of the parties with respect to the Executive's employment and supersedes any other prior oral or written agreements, arrangements or understandings between the Executive and the Company. This Agreement may not be changed or terminated orally but only by an agreement in writing signed by the parties hereto. 12. Waiver. The waiver by the Company of a breach of any provision of this Agreement by the Executive shall not operate or be construed as a waiver of any subsequent breach by him. The waiver by the Executive of a breach of any provision of this Agreement by the Company shall not operate or be construed as a waiver of any subsequent breach by the Company. 13. Governing Law; Jurisdiction. (a) This Agreement shall be subject to, and governed by, the laws of the State of New York applicable to contracts made and to be performed therein. (b) Any action to enforce any of the provisions of this Agreement shall be brought in a court of the State of New York located in the Borough of Manhattan of the City of New York or in a Federal court located within the Southern District of New York. The parties consent to the jurisdiction of such courts and to the service of process in any manner provided by New York law. Each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that such suit, action or proceeding brought in such court has been brought in an inconvenient forum and agrees that service of process in accordance with the foregoing sentences shall be deemed in every respect effective and valid personal service of process upon such party. 14. Assignability. The obligations of the Executive may not be delegated and, except with respect to the designation of beneficiaries in connection with any of the benefits payable to the Executive hereunder, the Executive may not, without the Company's written consent thereto, assign, transfer, convey, pledge, encumber, hypothecate or otherwise dispose of this Agreement or any interest therein. Any such attempted delegation or disposition shall be null and void and without effect. The Company and the Executive agree that this Agreement and all of the Company's rights and obligations hereunder may be assigned or transferred by the Company to and shall be assumed by and binding upon any successor to the Company. The term "successor" means, with respect to the Company or any of its subsidiaries, any corporation or other business entity which, by merger, consolidation, purchase of the assets or otherwise, including after a Change in Control of the Company, acquires all or a material part of the assets of the Company. 15. Severability. If any provision of this Agreement or any part thereof, including, without limitation, Sections 6 and 7, as applied to either party or to any circumstances shall be adjudged by a court of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or remaining part thereof, which shall be given full effect without regard to the invalid or unenforceable part thereof, or the validity or enforceability of this Agreement.
                  If any court construes any of the provisions of Section 6 or 7, or any part thereof, to be unreasonable because of the duration of such provision or the geographic scope thereof, such court may reduce the duration or restrict or redefine the geographic scope of such provision and enforce such provision as so reduced, restricted or redefined. 16. Notices. All notices to the Company or the Executive permitted or required hereunder shall be in writing and shall be delivered personally, by telecopier or by courier service providing for next-day delivery or sent by registered or certified mail, return receipt requested, to the following addresses:

         The Company:

                  Ames Department Stores, Inc.
                  2418 Main Street
                  Rocky Hill, Connecticut  06067
                  Tel:  (203) 257-2000
                  Attn:  President



         with a copy to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Tel:  (212) 310-8000
                  Fax:  (212) 310-8007
                  Attn:  Jeffrey J. Weinberg, Esq.

         The Executive:

                  Denis Lemire
                  50 Greenswood Place
                  South Glastonbury, Connecticut 06073

Either party may change the address to which notices shall be sent by sending written notice of such change of address to the other party. Any such notice shall be deemed given, if delivered personally, upon delivery; if telecopied, when telecopied; if sent by courier service providing for next-day delivery, the next business day following deposit with such courier service; and if sent by certified or registered mail, 3 days after deposit (postage prepaid) with the U.S. mail service. 17. No Conflicts. The Executive hereby represents and warrants to the Company that his execution, delivery and performance of this Agreement and any other agreement to be delivered pursuant to this Agreement will not (i) require the consent, approval or action of any other person or (ii) violate, conflict with or result in the breach of any of the terms of, or constitute (or with notice or lapse of time or both, constitute) a default under, any agreement, arrangement or understanding with respect to the
Executive's employment to which the Executive is a party or by which the Executive is bound or subject. The Executive hereby agrees to indemnify and hold harmless the Company, its directors, officers, employees, agents, representatives and affiliates (and such affiliates' directors, officers, employees, agents and representatives) from and against any and all losses, liabilities or claims (including, interest, penalties and reasonable attorneys' fees, disbursements and related charges) based upon or arising out of the Executive's breach of any of the foregoing representations and warranties. The Old Agreement is hereby rendered null and void and superceded in its entirety by the provisions hereof, except for any payment designations which have accrued thereunder from the date hereof. 18. Effective Date. This Agreement shall be effective as of the date first written above. 19. Paragraph Headings. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. 21. Expenses. All attorneys' fees and expenses incurred by the Executive in connection with the negotiation, execution and delivery of this Agreement shall be borne by the Executive. 22. Attorneys' Fees. In the event any litigation or controversy arises out of or in connection with this Agreement between the parties hereto, the non-prevailing party in such litigation or controversy shall be responsible for the attorneys' fees, expenses and suit costs of both parties, including those associated with any applicable or post-judgment collection proceedings. 23. Officers' and Directors' Insurance. During the Term of Employment, the Company shall maintain customary directors' and officers' liability insurance if such insurance is available to the Company at reasonable cost.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.
                                              AMES DEPARTMENT STORES, INC.



                                   By       /s/ Joseph Ettore
                                            Joseph Ettore
                                            President and Chief Executive
                                            Officer



                                             /s/ Denis Lemire
                                             Denis Lemire

                                  OPTION TERMS

                  Expiration Date: Ten years from the date of issuance thereof (the "Expiration Date"), unless terminated earlier as provided below (the "Option Term").

                  Exercisability:    Subject  to  the  provisions on termination
                  below, each Option shall be exercisable on a cumulative basis during the relevant Option Term.

                                    In no event may any Option be exercised  for
                  less than one hundred Option Shares (unless the number being purchased is the total balance).

                  Termination: If the Executive's employment is terminated prior to the Expiration Date, each Option shall, to the extent not theretofore exercised, terminate and become null and void, except to the extent described below; provided that none of the events described below shall extend the period of exercisability of each Option beyond the Expiration Date:
                                    (a) if the Executive  dies while employed by
                           the Company and its subsidiaries or during either the thirty (30) day or three (3) month period, whichever is applicable, specified in clauses (b), (c) and (d) below, each Option shall be exercisable for all Option Shares that the Executive is entitled to purchase at the time of the Executive's death, at any time up to and including one (1) year after his death, by the Executive's legatee, distributee, guardian or legal or personal representative;

                                    (b) if the  Executive's  employment with the
                           Company and its subsidiaries is terminated by reason of "permanent disability" (as defined in the Employment Agreement), each Option shall be exercisable for all Option Shares that the Executive is entitled to purchase at the effective date of termination of employment by reason of permanent disability, at any time up to and including thirty
                           (30) days after such effective date;

                                    (c) if the  Executive's  employment with the
                           Company and its subsidiaries is terminated by reason of voluntary retirement after retirement age in accordance with the Company's practices or by reason of the expiration of the Employment Agreement, each Option shall be exercisable for all remaining Option Shares, whether or not then exercisable for such Option Shares, at any time up to and including three
                           (3) months after the effective date of termination of employment;

                                    (d) if the  Executive's  employment with the
                           Company and its subsidiaries is terminated by the Company without Cause (as defined in the Employment Agreement), each Option shall, to the extent not theretofore exercised, immediately become exercisable and shall remain exercisable until expiration of the Option Term; and

                                    (e) if the  Executive's  employment with the
                           Company and its subsidiaries is terminated for any reason other than as provided in clauses (a), (b),
                           (c) or (d) above, each Option shall be exercisable for all Option Shares that the Executive is entitled to purchase at the effective date of termination of employment, at any time up to and including thirty
                           (30)   days   after  the   effective   date  of  such
                           termination.

                  Other Restrictions: In order to comply with applicable securities laws, the Option Shares, when issued, will bear appropriate legends giving notice of applicable restrictions on transfer under such laws.

                  Non-Transferable: Each Option is not transferable, except by will or the laws of descent and distribution, and may not be pledged or hypothecated in any manner.